SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒   Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

S&P 500® GEAREDSM Fund Inc.

Small Cap Premium & Dividend Income Fund Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

S&P 500® GEAREDSM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

July 6, 2006

Dear Stockholder:

A special meeting of the stockholders of S&P 500® GEAREDSM Fund Inc. and Small Cap Premium & Dividend Income Fund Inc., each a Maryland corporation (each a “Fund” and together, the “Funds”), will be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 15, 2006, at 9:00 a.m. (Eastern time), to vote on the proposal described in the enclosed joint proxy statement.

Merrill Lynch Investment Managers, L.P. (“MLIM”) currently serves as the subadviser to each Fund. Merrill Lynch & Co., Inc. (“ML & Co.”), the parent company of MLIM, and BlackRock, Inc., have agreed to a transaction (the “Transaction”) to combine MLIM and certain affiliates with BlackRock, Inc. to form a new asset management company. The Transaction, when it is consummated, will cause the Funds’ Investment Subadvisory Agreements to terminate. In order for the management of each Fund to continue uninterrupted after the Transaction, we are asking the stockholders of each Fund to approve a new subadvisory agreement. Under the current Investment Subadvisory Agreement for each Fund, the Funds are not required to pay any fees directly to MLIM for subadvisory services. The Funds’ investment adviser, IQ Investment Advisors LLC (“IQ Advisors”), compensates MLIM out of the fees it receives from the Funds for serving as their investment adviser. The fees for services currently payable under each Fund’s existing Investment Advisory and Management Agreement with IQ Advisors will remain the same.

The Directors of your Fund recommend that you vote FOR the proposal to be presented at the meeting.

You are cordially invited to attend any meeting at which you may vote shares. Stockholders who do not expect to attend any such meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at (866) 742-9005.

Sincerely,

/s/ Donald C. Burke
Donald C. Burke Secretary

IMPORTANT NEWS

FOR FUND STOCKHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matter to be voted on.

Questions and Answers

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of a proposal to approve a new subadvisory agreement with an investment adviser that will be operated by the entity created by the merger of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. This new subadvisory agreement will take effect when the transaction to combine MLIM and certain of its affiliates with BlackRock, Inc. is complete.

Q.	Why am I being asked to vote on a new subadvisory agreement?

A.	Merrill Lynch & Co., Inc. (“ML & Co.”) is the parent company of MLIM, the Funds’ subadviser. ML & Co. has entered into an agreement to combine its investment management business, which includes MLIM, with BlackRock, Inc., to form a new asset management company (the “Transaction”). The Transaction will result in an assignment of each Fund’s subadvisory agreements, and thereby will cause such subadvisory agreements to terminate. Your Fund’s Board of Directors has approved, and recommends that you approve, the new subadvisory agreement.

Q.	How does the proposed new subadvisory agreement differ from my Fund’s existing agreement?

A.	Other than the identity of the subadviser, your Fund’s proposed new subadvisory agreement is substantially the same in all material respects as its existing subadvisory agreement.

Q.	Will the total fees payable under my current subadvisory agreement increase?

A.	No. Your Fund’s investment adviser, IQ Investment Advisors LLC (“IQ Advisors”), currently is responsible for compensating MLIM for the subadvisory services MLIM provides to the Funds out of the investment advisory and management fee it receives from the Fund. The total fees payable under your current investment advisory and management agreement will remain the same. The fees payable under the new subadvisory agreement will continue to be paid solely by IQ Advisors at no additional cost to you or your Fund.

Q.	How do the Board members suggest I vote in connection with the matters to be considered at the meeting?

A.	After careful consideration, the Board of your Fund recommends that you vote FOR the proposal being presented to stockholders at the meeting.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that a quorum is present at your Fund’s meeting and that sufficient votes are cast so that the proposal can be acted upon. We encourage all stockholders to participate in the governance of their Fund.

Q.	Are the Funds paying for preparation, printing and mailing of this proxy?

A.	No, all costs will be borne by ML & Co. whether or not the proposal is successful.

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Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services at (866) 742-9005.

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the voting instruction form or by computer by going to the Internet address provided on the proxy card and following the instructions, using your voting instruction form as a guide.

It is important that you vote promptly.

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S&P 500® GEAREDSM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 15, 2006

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of each Fund listed above will be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08543, on Tuesday, August 15, 2006, at 9:00 a.m. (Eastern time), for the following purposes:

ITEM 1.	To approve a new Investment Subadvisory Agreement for each Fund.

ITEM 2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Your Directors recommend that you vote FOR the proposal.

Stockholders of record on June 2, 2006 are entitled to vote at the meeting and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of June 2, 2006, you will receive more than one proxy card. Please be certain to vote each proxy card you receive.

It is very important that your voting instructions be received by the meeting date. Instructions for shares held of record in the name of a nominee such as a broker-dealer or trustee of an employee benefit plan may be subject to earlier cut off dates established by such intermediaries for receipt of such instructions.

You are cordially invited to attend any meeting at which you may vote shares. Stockholders who do not expect to attend any such meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at (866) 742-9005.

By order of the Boards of Directors,

DONALD C. BURKE Secretary of the Funds

July 6, 2006

SPECIAL MEETING OF STOCKHOLDERS

AUGUST 15, 2006

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of S&P 500® GEAREDSM Fund Inc (“S&P GEARED”) and Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”) (each a “Fund” and together, the “Funds”) of proxies to be voted at the special meeting of stockholders of each Fund to be held at 9:00 a.m. (Eastern time) on Tuesday, August 15, 2006 at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08543 (for each Fund, a “Meeting” and together, the “Meetings”), and at any and all adjournments or postponements thereof. The Meetings will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of each Fund and its stockholders in light of the similar matters being considered and voted on by the stockholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about July 6, 2006.

Each Fund is organized as a Maryland corporation. The Funds are registered management investment companies.

Stockholders of record at the close of business on June 2, 2006 (the “Record Date”) are entitled to vote at the Meetings. Stockholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. The manner in which stockholders of each Fund are entitled to vote is shown in the section below entitled “Additional Information—Quorum and Vote Required.”

The number of shares of each Fund outstanding on the Record Date and the net assets of each Fund as of that date are shown in Appendix A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding shares.

For each Fund in which you owned shares on the Record Date, a proxy card or voting instruction form, bearing the Fund’s name, is included with this Joint Proxy Statement. If you owned shares in more than one Fund as of the Record Date, you will receive more than one proxy card or voting instruction form. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a stockholder has specified a choice on that stockholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted FOR approval of the proposal. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

Annual reports are sent to stockholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year, and any subsequent Semi-Annual Report, to any stockholder upon request. Such requests should be sent to the Fund at P.O. Box 9011, Princeton, NJ 08543-9011, Attention: Donald C. Burke, or should be made by calling 1-877-449-4742. A copy of these reports will also be available on www.IQIAFunds.com.

YOUR VOTE IS IMPORTANT

To avoid unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order for your broker or dealer to vote your shares on the proposal.

ITEM 1—APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENTS

At the Meetings, you will be asked to approve a new Investment Subadvisory Agreement between IQ Investment Advisors LLC (“IQ Advisors” or the “Investment Adviser”) and Merrill Lynch Investment Managers, LLC (“MLIM LLC”) on behalf of each Fund (each a “New Subadvisory Agreement,” and together, the “New Subadvisory Agreements”). A general description of the proposed New Subadvisory Agreements is included below. The proposed New Subadvisory Agreements and the investment subadvisory agreements currently in effect between IQ Advisors and Merrill Lynch Investment Managers, L.P. (“MLIM”) in respect of each Fund (each, a “Current Subadvisory Agreement,” and together, the “Current Subadvisory Agreements”) have substantially the same terms, and generally differ only in the dates and parties to the agreements. The form of the New Subadvisory Agreement for each Fund is attached hereto as Appendix B.

The date of each Fund’s Current Subadvisory Agreement and the date on which it was last approved by stockholders and approved for continuance by the Board is provided in Appendix C. A form of the Current Subadvisory Agreement for each Fund is provided in Appendix D.

The Board of each Fund is proposing a New Subadvisory Agreement for each Fund because the Current Subadvisory Agreements will terminate upon completion of the Transaction (as defined below) discussed below. As required by the Investment Company Act of 1940 (the “1940 Act”), each of the Current Subadvisory Agreements provides for automatic termination upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser, including a subadviser, constitutes an “assignment.” The consummation of the Transaction will result in the assignment of the Current Subadvisory Agreements, and their automatic termination. Therefore, as described below, stockholders of each Fund are being asked to approve a New Subadvisory Agreement for their Fund. The New Subadvisory Agreements will only be effective as of the consummation of the Transaction. If the Transaction is never completed, the New Subadvisory Agreements will not go into effect and the Current Subadvisory Agreements will continue in effect.

Description of the Transaction

Merrill Lynch & Co., Inc. (“ML & Co.”) is the parent company of MLIM and MLIM LLC. MLIM currently serves as each Fund’s subadviser. On February 15, 2006, ML & Co. entered into a definitive agreement (the “Transaction Agreement”) with BlackRock, Inc. to combine MLIM and certain affiliates (including MLIM LLC), with BlackRock, Inc., to form a new asset management company (the “Transaction”). The new company formed by the Transaction (“New BlackRock”) will be one of the world’s largest asset management firms with approximately $1 trillion of assets under management based on pro forma combined assets as of December 31, 2005. Following the Transaction, MLIM LLC will be owned and controlled by New BlackRock and will serve as a Fund’s subadviser if the New Subadvisory Agreement for the Fund is approved by stockholders. It is currently anticipated that MLIM LLC will be renamed BlackRock Investment Management, LLC following the Transaction, and some or all of the principal officers of MLIM LLC may change. ML & Co. is expected to own up to a 49.8% economic interest (which includes up to a 45% voting interest) in New BlackRock.

The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval by stockholders of BlackRock, Inc., receipt of certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) and other customary closing conditions.

ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. MLIM and MLIM LLC offer a wide range of investment management capabilities to retail and institutional investors through proprietary and third-party distribution channels globally. Their asset management capabilities include equity, fixed income, money market, index, enhanced index and alternative investments, which are offered through vehicles such as mutual funds, privately managed accounts, and retail and institutional separate accounts. ML & Co., MLIM, MLIM LLC and their respective affiliates are sometimes referred to herein as “Merrill Lynch”.

BlackRock, Inc., a Delaware corporation formed in 1988 (together, with its subsidiaries, “BlackRock”), is one of the largest publicly traded investment management-specific firms in the United States. BlackRock manages fixed income, cash management, equity and alternative investment products on behalf of institutional and individual investors worldwide. BlackRock also offers risk management, investment system outsourcing and financial advisory services to institutional investors under the BlackRock Solutions® brand name.

New BlackRock will be the largest publicly traded investment management-specific firm in the United States on the basis of pro forma combined assets under management as of December 31, 2005. Its shares of common stock will be listed on the New York Stock Exchange, Inc. The board of directors of New BlackRock will consist of 17 members (nine independent, four New BlackRock management, two Merrill Lynch and two PNC Financial Services Group, Inc.). The audit, nominating and compensation committees of the board of New BlackRock will consist solely of independent directors.

The strategic rationale of the Transaction for ML & Co. and BlackRock is to bring together the highly complementary strengths of MLIM and BlackRock in asset classes, investment products, distribution channels and global platforms and achieve the larger operating and financial scale necessary to compete effectively on a global basis. MLIM and BlackRock believe they share similar values and cultures with a commitment to teamwork and excellence and a strong emphasis on performance and regulatory compliance. ML & Co. believes that there are certain advantages to operating an investment advisory business as an independent company, rather than as part of a diversified financial company, in part because of differences between the broker-dealer and investment advisory businesses. Each business is distinct in terms of the services provided to and the relationship with customers, the marketing of such services, the compensation arrangements and the potential conflicts of interest involved. Broker-dealers and investment advisers operate under separate regulatory regimes which reflect these differences. The increased independence of an investment adviser may alleviate some of the potential conflicts of interest that exist between providing investment advisory services and the distribution of advisory services by broker-dealers.

The Transaction is designed by ML & Co. and BlackRock to bring together the best of both organizations including, among other things:

•	allowing MLIM to potentially benefit from access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools, outsourcing and advisory services to institutional investors provided under the BlackRock Solutions® brand name;

•	enhanced scale and leverage; and

•	a singular focus on investment management, potentially allowing New BlackRock to provide the highest quality client service and the ability to attract and retain talented professionals.

In anticipation of the Transaction, members of the Funds’ Boards met at an in person meeting on June 5, 2006 to consider, among other things, whether it would be in the best interests of each Fund and its stockholders to approve a New Subadvisory Agreement between IQ Advisors and MLIM LLC, on behalf of each Fund. The 1940 Act requires that each New Subadvisory Agreement be approved by a Fund’s stockholders in order for it to become effective. At the Board meeting, and for the reasons discussed below (see “Board Considerations”), each Board, including a majority of the Directors of each Fund who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”) approved each New Subadvisory Agreement and recommended its approval by stockholders in order to ensure continuity of investment advisory services to the Fund after the Transaction. In the event stockholders of a Fund do not approve the New Subadvisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its stockholders.

Section 15(f) of the 1940 Act

In completing the Transaction, ML & Co. and BlackRock have agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each Fund’s Board currently meets this requirement and is expected to do so after the Transaction is completed. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Merrill Lynch and BlackRock have agreed under the Transaction Agreement to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to any public funds advised by BlackRock or MLIM, respectively.

The New Investment Subadvisory Agreements

As noted above, under the requirements of the 1940 Act, each Fund’s Current Subadvisory Agreement will terminate automatically as a result of the Transaction. Accordingly, each Fund’s Board of Directors has approved a New Subadvisory Agreement between IQ Advisors and MLIM LLC in respect of each Fund. The services to be provided under the New Subadvisory Agreement applicable to a Fund will be substantially the same as those provided under that Fund’s Current Subadvisory Agreement. Under the New Subadvisory Agreements, MLIM LLC will provide the same level of services to each Fund as provided by MLIM under the Current Subadvisory Agreements. The schedule of fees payable under each Fund’s New Subadvisory Agreement will be identical to the fees currently payable by IQ Advisors in respect of that Fund under its Current Subadvisory Agreement. Therefore, assuming identical asset levels, the fees payable to MLIM LLC under each New Subadvisory Agreement will in each case be the same as the aggregate fees currently payable to MLIM by IQ Advisors in respect of the Funds for subadvisory services. Merrill Lynch has assured the Board of each Fund that the nature, quality and extent of services provided under the Current Subadvisory Agreements will continue undiminished under the New Subadvisory Agreements.

Comparison of Current Subadvisory Agreements to the New Subadvisory Agreements

Set forth below is a general comparison of the terms of the current and New Subadvisory Agreements. The terms of each of the New Subadvisory Agreements and the Current Subadvisory Agreements generally differ only in the dates and parties to the agreements. A form of the New Subadvisory Agreement for each Fund is attached to this Joint Proxy Statement as Appendix B and you should refer to Appendix B for the complete terms of your Fund’s New Subadvisory Agreement. The Current and New Investment Subadvisory Agreements are substantially similar except for the name of the subadviser.

Subadvisory Services.    The subadvisory services to be provided by MLIM LLC to each Fund under the New Subadvisory Agreements will be substantially the same as those services provided by MLIM to the Fund under the Current Subadvisory Agreements. Both the Current Subadvisory Agreement and New Subadvisory Agreement for each Fund provide that, subject to the supervision, direction and approval of IQ Advisors and the Board, the subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. In addition, both the Current Subadvisory Agreement and New Subadvisory Agreement provide that the subadviser will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under the subadvisory agreement. It is anticipated that the subadvisory services will be provided by the same personnel under the New Subadvisory Agreement as under the Current Subadvisory Agreement.

Fees.    The fees to be paid to MLIM LLC under the New Subadvisory Agreement are identical to the fees paid to MLIM under the Current Subadvisory Agreement. Specifically, under the Current Subadvisory Agreement and the New Subadvisory Agreement, IQ Advisors pays the subadviser a monthly fee of each respective Fund’s average daily net assets at the following annual rate:

Fund:	Subadvisory Fee:
S&P GEARED	0.35%
Small Cap	0.39%

Under both the Current Subadvisory Agreement and the New Subadvisory Agreement for each Fund, the subadviser has no right to obtain compensation directly from the Fund for services provided under the agreement and looks solely to IQ Advisors for payment of fees due. IQ Advisors paid MLIM the following amounts for the periods indicated under each Current Subadvisory Agreement:

Fund:	Period:	Amount:
S&P GEARED*	November 1, 2004** to December 31, 2005	$552,297
Small Cap	July 29, 2005** to December 31, 2005	$552,440

*	As S&P GEARED changed its fiscal year end from September 30 to December 31 during its first year of operations, the amount shown includes amounts paid from November 1, 2004 (commencement of operations) through December 31, 2005.
**	Commencement of operations.

Payment of Expenses.    Under both the Current Subadvisory Agreement and the New Subadvisory Agreement for each Fund, the subadviser bears all expenses (excluding expenses to be borne by each Fund as described in the agreement) in connection with the performance of its services under the agreement. The expenses to be borne by the Fund under the New Subadvisory Agreement are the same as in the Current Subadvisory Agreement.

Limitation on Liability.    The Current Subadvisory Agreement and New Subadvisory Agreement each generally provide that, except as provided in the subadvisory agreements and as may otherwise be provided by applicable law, IQ Advisors and the subadviser will not be liable to each other, the Fund or any stockholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of services rendered under the subadvisory agreement, except that IQ Advisors and the subadviser will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its respective duties or by reason of reckless disregard of its respective obligations and duties under the agreements.

Term.    Each Current Subadvisory Agreement is effective for an initial term of two years and, unless terminated, could be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If the stockholders of a Fund approve the New Subadvisory Agreement for such Fund, the New Subadvisory Agreement will expire after an initial two year term, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The Current Subadvisory Agreements and the New Subadvisory Agreements both contain the same provisions regarding continuance of the agreement, with the exception of the dates of effectiveness and termination.

Termination and Assignment.    The Current Subadvisory Agreements and New Subadvisory Agreements provide that the subadvisory agreements may be terminated, without penalty, (i) by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund upon sixty (60) days’ written notice to IQ Advisors and the subadviser, (ii) by IQ Advisors upon 60 days’ written notice to the Fund and the subadviser, or (iii) by the subadviser upon 60 days’ written notice to the Fund and IQ Advisors. As with each Current Subadvisory Agreement, each New Subadvisory Agreement also will terminate automatically in the event of assignment or in the event of the assignment or termination of the Investment Advisory and Management Agreement between IQ Advisors and the Fund.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund (a “1940 Act Majority”).

Board Considerations

At a meeting held on June 5, 2006, the Board of each Fund, currently consisting only of Independent Directors, discussed and approved the New Subadvisory Agreement between IQ Advisors and MLIM LLC in respect of each of the Funds. Each New Subadvisory Agreement was considered separately by the relevant Fund’s Directors. To assist the Boards in their consideration of the New Subadvisory Agreements, representatives of IQ Advisors and MLIM provided materials and information about the Transaction to the Directors and were available at the meeting to respond to questions raised by the Directors. The Directors were represented by their independent legal counsel who assisted them in their deliberations.

At the June 5, 2006 board meetings, the Directors discussed the Transaction with representatives of IQ Advisors and MLIM. The Directors discussed, among other things, the nature, extent and quality of the services to be provided to the Funds by MLIM LLC. The Directors inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of MLIM being transferred to BlackRock in connection with the Transaction. Following their discussions with the representatives of IQ Advisors and MLIM and after reviewing the written materials provided, the Directors met in executive session with their independent legal counsel to consider the New Subadvisory Agreements.

In approving the New Subadvisory Agreements, the Directors of each Fund noted in particular that earlier in the meeting they had performed a full annual review of the Current Subadvisory Agreements and voted to renew such agreements. During the course of this review the Directors considered such matters as they determined relevant in the exercise of their reasonable judgment, including that MLIM had the capabilities, resources and personnel necessary to provide the subadvisory services currently provided to each Fund. A more complete discussion of the information the Boards considered in approving the Current Subadvisory Agreements, as well as the conclusions drawn from such considerations, is included in Appendix E. In addition to the information considered and the conclusions drawn in their renewal of the Current Subadvisory Agreements, the Directors considered, among other things, the following factors in approving the New Subadvisory Agreements:

(i) that representatives of MLIM advised the Boards that following the Transaction there is not expected to be any diminution in the nature, extent and quality of services provided to the Funds and their stockholders by MLIM LLC, including investment management, administrative and compliance services;

(ii) the fact that the portfolio management team at MLIM that currently advises the Funds was expected to continue to advise the Funds following the Transaction;

(iii) the benefits of having the same portfolio management team continue to administer each Fund’s investment program;

(iv) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries;

(v) that BlackRock and its wholly owned subsidiaries and affiliates are experienced and respected asset management firms;

(vi) the fact that the schedule of each Fund’s total advisory and subadvisory fees will not increase by virtue of the New Subadvisory Agreements;

(vii) the terms and conditions of the New Subadvisory Agreements, including the fact that the services to be provided under each Fund’s New Subadvisory Agreement are substantially the same as under its Current Subadvisory Agreement; and

(viii) that the Funds would not bear the costs of obtaining stockholder approval of the New Subadvisory Agreements.

Based on their consideration of these and other factors the Boards deemed relevant to their deliberations, and the information and conclusions drawn in their renewal of the Current Subadvisory Agreements (a discussion of which is included in Appendix E), the Board of Directors approved the New Subadvisory Agreement for each Fund.

Board Approval of Current Subadvisory Agreements

At a meeting held on June 5, 2006, the Board of Directors of each Fund voted to continue each Current Subadvisory Agreement for an additional one year term. The Board of each Fund, at the same meeting, also voted to continue each Fund’s current Investment Advisory and Management Agreement for an additional one year term. A summary of the information the Boards considered, as well as the conclusions drawn from such considerations, is included in Appendix E.

Information About IQ Advisors, MLIM, MLIM LLC, ML & Co. and BlackRock

MLIM is a registered investment adviser and is an indirect wholly owned subsidiary of ML & Co. MLIM is a Delaware limited partnership. As of March 31, 2006, MLIM and its affiliates had approximately $576.1 billion of assets under management. The partners of MLIM are ML & Co. and Princeton Services L.P. (“Princeton Services”). ML & Co. and Princeton Services are “controlling persons” (as defined in the 1940 Act) of MLIM because of their ownership of MLIM’s voting securities or their power to exercise a controlling influence over MLIM’s management or policies. The address of MLIM is P.O. Box 9011, Princeton, New Jersey 08543-9011. The names and principal occupations of the partners and principal executive officers of MLIM are set forth in Appendix F. The principal address of each individual as it relates to his or her duties at MLIM is the same as that of MLIM.

MLIM LLC is a registered investment adviser and is an indirect wholly owned subsidiary of ML & Co. MLIM LLC is a Delaware limited liability company. The sole and managing member of MLIM LLC is MLIM. ML & Co. and MLIM are “controlling persons” (as defined in the 1940 Act) of MLIM LLC because of their ownership of MLIM LLC’s voting securities or their power to exercise a controlling influence over MLIM LLC’s management or policies. The address of MLIM LLC is P.O. Box 9011, Princeton, New Jersey 08543-9011. The names and principal occupations of the partners and principal executive officers of MLIM LLC are set forth in Appendix G. The principal address of each individual as it relates to his or her duties at MLIM LLC is the same as that of MLIM LLC.

IQ Advisors is a limited liability company organized under the laws of the State of Delaware and is owned and controlled by ML & Co. Fund Asset Management, L.P. (“FAM”), a registered investment adviser affiliated with IQ Advisors, is the sole Member of IQ Advisors. ML & Co. and FAM are “controlling persons” (as defined in the 1940 Act) of IQ Advisors because of their ownership of IQ Advisors’ voting securities or their power to exercise a controlling influence over IQ Advisors’ management or policies. IQ Advisors has a limited operating history and as of April 30, 2006 had approximately $1.4 billion worth of assets under management. The principal business address of IQ Advisors is 4 World Financial Center, 5th Floor, New York, NY 10080. The names and principal occupations of the principal executive officers and the name of the sole Member of IQ Advisors, including each such person’s position (if any) with each Fund, are set forth in Appendix H. The principal address of each individual as it relates to his or her duties at IQ Advisors is the same as that of IQ Advisors.

BlackRock, Inc., located at 40 East 52nd Street, New York, New York 10022, is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion of assets under management as of March 31, 2006. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds™ and BlackRock Liquidity Funds™. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. (“PNC”), one of the largest diversified financial services organizations in the United States, and currently is majority owned by PNC and by BlackRock employees.

ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. The address of ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

IQ Advisors provides investment advisory services to certain other funds that may have investment objectives similar to those of the Funds. The table set forth in Appendix I lists other funds advised by IQ Advisors, the net assets of those funds and the management fees that IQ Advisors received from those funds during the fiscal years ended on the dates noted.

The aggregate amount of commissions paid to each broker that is an “affiliated person” of the Funds (as defined in the 1940 Act), or an affiliated person of such person, including the percentage of each Fund’s aggregate brokerage commissions paid to such broker for each Fund’s most recently completed fiscal year is as follows:

Fund	Aggregate Commissions	Percentage of Total Commissions
S&P GEARED*	$207	0.48%
Small Cap**	$3,974	1.47%

*	As S&P GEARED changed its fiscal year end from September 30 to December 31 during its first year operations, the amount shown includes amounts paid from November 1, 2004 (commencement of operations) through December 31, 2005.
**	For the period July 29, 2005 (commencement of operations) to December 31, 2005.

Stockholder Approval

To become effective with respect to a particular Fund, the New Subadvisory Agreement for that Fund must be approved by a vote of a 1940 Act Majority of the outstanding voting securities of the Fund. Each New Subadvisory Agreement was unanimously approved by the Independent Directors, separately, and by the Board of the applicable Fund as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also unanimously determined to submit the Fund’s New Subadvisory Agreement for consideration by the stockholders of the Fund.

The Board of each Fund recommends that stockholders of each Fund vote FOR the approval of the New Subadvisory Agreement.

ADDITIONAL INFORMATION

Stockholder Communications

Stockholders may send written communications to a Fund’s Board or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Stockholder Proposals” below.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“Commission”). Officers, Directors and greater than ten percent stockholders of each Fund are required by Commission regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on a review of the copies of such forms, and amendments thereto, with respect to each Fund, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons, if any, subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e., any advisory board member, IQ Advisors or affiliated person of IQ Advisors) have complied with all filing requirements applicable to them with respect to transactions during each Fund’s most recent fiscal year, except that Justin C. Ferri, Colleen R. Rusch, Henry Flowers, Paul Mottola, Satyanarayan Chada and Paul Morton inadvertently made late Form 3 filings reporting their Initial Statements of Beneficial Ownership for S&P GEARED.

Share Ownership

As of the Record Date, no Independent Director or his or her immediate family members, owned beneficially or of record any securities of ML & Co. or BlackRock, Inc. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, the officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. or BlackRock, Inc.

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Joint Proxy Statement will not be borne by the Funds. All such costs and expenses will be borne wholly by Merrill Lynch whether or not the proposal is successful. Merrill Lynch will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of each Fund’s shares.

In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Merrill Lynch and its affiliates have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies at a cost of approximately $8,500, plus out-of-pocket expenses estimated to be $41,000, all of which will be paid by Merrill Lynch.

Quorum and Vote Required

The presence in person or by proxy of the holders of shares of stock of a Fund entitled to cast a majority of votes entitled to be cast at the Meeting shall constitute a quorum.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at a Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the New Subadvisory Agreement. Assuming a quorum is present at a Meeting, approval of the New Subadvisory Agreement will require the affirmative vote of a 1940 Act Majority.

If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on one or more proposals are not received from the stockholders, the persons named as proxies may propose one or more adjournments or postponement of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment or postponement will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned or postponed. The persons named as proxies will vote in favor of any such adjournment or postponement if they believe the adjournment/postponement and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with voting on the new subadvisory agreements. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against approval of the New Subadvisory Agreements.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments or postponements thereof, the persons named as proxy holders on the enclosed form of proxy will vote the shares represented by properly executed proxies according to their discretion on those matters.

Fiscal Year

The fiscal year for each Fund is the 12-month period ending on December 31.

Stockholder Proposals

Each Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the Fund, not later than 5:00 p.m. (Eastern Time) on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2007 Annual Meeting must be received by the Secretary of the Fund on or after October 17, 2006 and prior to 5:00 p.m. (Eastern Time) on November 16, 2006. Also, under the rules of the Commission, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2007 proxy statement pursuant to Rule 14a-8 under the Exchange Act, the Fund must receive it on or before November 16, 2006. All nominations and proposals must be in writing. Written proposals and notices should be sent to the Secretary of the Fund, P.O. Box 9011, Princeton, NJ 08543-9011.

Delivery of Proxy Materials

A single Proxy Statement and Notice of Special Meeting of Stockholders will be delivered to two or more stockholders who share an address, unless the Fund has received contrary instructions from one or more stockholders. A Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Special Meeting of Stockholders to any stockholder at a shared address to which a single copy was delivered. Further, stockholders who share an address and are receiving multiple copies of the Proxy Statement and Notice of Special Meeting of Stockholders may contact the Fund in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of the Fund’s Secretary at: P.O. Box 9011, Princeton, New Jersey, 08543-9011, Attention: Donald C. Burke, Fund Secretary, or to 1-877-449-4742.

Please vote promptly by completing, signing and dating each enclosed voting instruction form and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

By Order of the Boards of Directors

DONALD C. BURKE Secretary of the Funds

Dated: July 6, 2006

APPENDIX A

Number of Shares Outstanding; Net Asset Value of the Funds

All information in the table below is as of June 2, 2006.

Fund	Shares Outstanding	Net Asset Value
S&P GEARED	5,246,427	$20.49
Small Cap	18,005,236	$19.38

A-1

APPENDIX B

Form of New Investment Subadvisory Agreement

INVESTMENT SUBADVISORY AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

This Investment Subadvisory Agreement (the “Agreement”) is entered into as of             , 200   by and between IQ Investment Advisors LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Adviser”), and                     , a                      duly organized and existing under the laws of the State of                      (the “Subadviser”).

WHEREAS, the Adviser and the Funds listed on Schedule A attached hereto (each a “Fund”), each a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland, have entered into an Investment Advisory Agreement dated             , 200     (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage a duly organized subadviser, to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of the Fund (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by certified or independent auditors, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

(b) Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2. Services as Subadviser

Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) manage the Fund’s assets in accordance with the Fund’s investment objectives and policies as stated in the Prospectus, and rules and regulations under the 1940 Act; (c) make investment decisions for the Fund; (d) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (e) price such Fund securities as the Adviser and Subadviser will mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (g) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition,

(i) The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Adviser and the Board as either or both will from time to time reasonably request.

(ii) The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. The Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

(iii) The Subadviser will comply with Board Procedures provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(iv) The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to the Adviser and the Fund upon any reasonable request.

(v) The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations under the Act, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide Subadviser with copies of any such SEC no-action letter or order.

3. Information and Reports

(a) The Subadviser will keep the Fund and the Adviser informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of Subchapter M of the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Subadviser’s Code of Ethics to the Fund and the Adviser. Upon written request of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser will permit representatives of the Fund or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) Attached hereto as Annex A is a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(c) The Subadviser also will provide the Adviser with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or SAI is (or will become) inaccurate or incomplete.

4. Standard of Care

The Subadviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5. Subadviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in the Fund’s current Prospectus, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Subadviser will identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer. Prior to the commencement of the active management of the Fund, and periodically thereafter, but not less often than annually, the Subadviser will provide the Board and the Adviser with a written description of all arrangements with third parties and other individuals, entities, brokers, or money management firms that have or may receive or share in the payment of fees for services in connection with securing or continuing this Agreement.

(d) Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of     % of an aggregate of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7. Expenses

The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8. Services to Other Companies or Accounts

The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9. Affiliated Brokers

The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10. Custody

Nothing in this Agreement will require the Subadviser to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective [    , 200  ] (the “Effective Date”), and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

12. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Subadviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board of the Fund, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory of industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g) The Fund is registered as a closed-end management investment company under the 1940 Act and that the Fund’s shares representing interests in the Fund are registered under the Securities Act of 1933 and under any applicable state securities laws.

(h) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13. Representations and Covenants of the Subadviser

The Subadviser represents and covenants to the Adviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendments to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(h) It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the National Association of Securities Dealers, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15. Records

(a) Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s responsibilities under this Agreement for the Fund (the “Fund’s Books and Records”).

(b) Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16. Confidentiality.

(a) Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

(b) Non-Disclosure Exceptions. The Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17. Limitation of Liability; Indemnification

(a) Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

(b) Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

(c) The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

(d) Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18. Survival

All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19. Limitation on Consultation

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

20. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21. Severability

If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

22. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

IQ INVESTMENT ADVISORS LLC

By:
Name:
Title:

[ ]

By:
Name:
Title:

APPENDIX C

Dates of Approval of Current Investment Subadvisory Agreements

Fund	Date of Current Investment Subadvisory Agreement	Date Last Submitted to Vote of Stockholders	Purpose of Stockholder Vote
S&P GEARED	October 27, 2004	September 17, 2004	Initial approval of Investment Subadvisory Agreement

Small Cap	July 29, 2005	July 20, 2005	Initial approval of Investment Subadvisory Agreement

C-1

FORM OF

APPENDIX D

Form of Current Investment Subadvisory Agreement

INVESTMENT SUBADVISORY AGREEMENT

ENTERED INTO BETWEEN

IQ INVESTMENT ADVISORS LLC

AND

This Investment Subadvisory Agreement (the “Agreement”) is entered into as of             , 20     by and between IQ Investment Advisors LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Adviser”), and                     , a                      duly organized and existing under the laws of the State of                      (the “Subadviser”).

WHEREAS, the Adviser and                     . (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a corporation under the laws of the State of Maryland, have entered into an Investment Advisory and Management Agreement dated as of                     , (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to the Fund;

WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage a duly organized subadviser, to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of the Fund (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1. Investment Description; Appointment

(a) Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-2, as may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the

Fund by certified or independent auditors, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

(b) Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2. Services as Subadviser

Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) price such Fund securities as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(i) The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Adviser and the Board as either or both will from time to time reasonably request.

(ii) The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. The Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

(iii) The Subadviser will comply with Board Procedures provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(iv) The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Adviser for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.

(v) The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Subadviser will manage the Fund’s assets in accordance with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations thereunder, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide the Subadviser with copies of any such SEC no-action letter or order. The Subadviser agrees to perform its duties hereunder in complete compliance with Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, including providing the Fund’s Chief Compliance Officer and/or Board with such information, reports and certifications as they may reasonably request.

3. Information and Reports

(a) The Subadviser will keep the Fund and the Adviser informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. Upon written request of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser will permit representatives of the Fund or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) Attached hereto as Annex A is a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

(c) The Subadviser also will provide the Adviser with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or Statement of Additional Information, as amended from time to time (“SAI”) is (or will become) inaccurate or incomplete.

4. Standard of Care

The Subadviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5. Subadviser’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers that the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in the Fund’s current Prospectus, in connection with the selection of brokers and dealers to execute portfolio transactions, the Subadviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of such brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Subadviser will identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For its services, the Adviser shall pay the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of     % of an aggregate of (i) the Fund’s

average daily net assets and (ii) the proceeds of any outstanding borrowings used for leverage (“average daily net assets” means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of outstanding preferred stock), commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s average daily net assets. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7. Expenses

The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8. Services to Other Companies or Accounts

The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This

Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9. Affiliated Brokers

The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10. Custody

Nothing in this Agreement will require the Subadviser to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement will become effective on April 28, 2006 (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

12. Representations and Covenants of the Adviser

The Adviser represents and covenants to the Subadviser as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory of industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g) The Fund is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(h) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13. Representations and Covenants of the Subadviser

The Subadviser represents and covenants to the Adviser as follows:

(a) It is duly organized and validly existing under the laws of the State of                      with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(i) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(j) It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the National Association of Securities Dealers, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15. Records

(a) Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b) Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16. Confidentiality.

(a) Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

(b) Non-Disclosure Exceptions. The Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17. Limitation of Liability; Indemnification

(a) Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

(b) Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

(c) The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

(d) Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18. Survival

All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19. Limitation on Consultation

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

20. Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

22. Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

IQ INVESTMENT ADVISORS LLC

By:
Name:
Title:

[ ]

By:
Name:
Title:

APPENDIX E

Board Approval of Current Investment Advisory and Management Agreements and

Current Investment Subadvisory Agreements

Renewal of Current Investment Advisory and Management Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, has the responsibility under the 1940 Act to consider annually the Investment Advisory and Management Agreement of each Fund (each, a “Management Agreement” and together, the “Management Agreements”). Each Fund’s Board of Directors receives, reviews and evaluates information concerning the services and personnel of IQ Advisors and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis is placed on information concerning profitability, comparability of fees, total expenses and a Fund’s investment performance at meetings at which a renewal of the Management Agreement is considered, the process of evaluating IQ Advisors and a Fund’s investment advisory arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services provided by IQ Advisors under the Management Agreement is expected to include deliberations at future quarterly meetings.

At a Board meeting held on June 5, 2006, all of the Directors present at the meeting renewed the Management Agreement for each Fund for an additional one-year term. Each Management Agreement was considered separately by the relevant Fund’s Directors. In considering whether to approve the Management Agreements, the Directors reviewed a meeting book and other materials from counsel to the Funds and from IQ Advisors which: (i) included information concerning the services rendered to the Funds by IQ Advisors and IQ Advisors’ affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; and (iii) outlined the legal duties of the Board under the 1940 Act. The Board also received information from Lipper, Inc. (“Lipper”) comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of each Fund’s Management Agreement, the Boards considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates. The Directors reviewed the services that IQ Advisors has provided to the Funds. The Board of each Fund considered the size, education and experience of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund’s subadviser. In connection with the investment advisory services provided, the Board of Directors discussed in detail with officers of IQ Advisors the management of each Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund. During this discussion, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of each Fund’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Funds, the Boards of Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Boards of Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Board noted that IQ Advisors has an administrative, legal and compliance staff that helps ensure a high level of quality in the compliance and administrative services provided to the Funds. The Boards also considered each Fund’s compliance history. Based on the presentations at the meeting and the Directors’ experience as Directors of other investment companies advised by IQ Advisors, the Boards of Directors concluded that the services provided to the Funds by IQ Advisors under the Management Agreements were of a high quality and benefited the Funds.

(b) Investment performance of the Funds and IQ Advisors. The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Boards of Directors also considered the innovative nature of each Fund. The

Boards noted that each Fund uses a relatively unique investment strategy and that comparisons of a Fund’s investment performance to the performance of other investment companies was generally not meaningful. The Board did review each Fund’s investment performance and compared such performance to the performance of a relevant benchmark index. The Directors discussed the degree to which each Fund was achieving its investment objective, noting that each Fund had been in operation for a relatively short period of time. Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Funds.

(c) Cost of the services provided and profits realized by IQ Advisors and its affiliates from the relationship with the Funds. The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability (if any) to IQ Advisors and its affiliates. The Directors also reviewed and considered a report prepared by independent consultants engaged by the Directors to review and evaluate IQ Advisors’ methodology in calculating profitability. After discussions with the independent consultants, who participated in the meeting, and reviewing their report, the Directors concluded that that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors discussed with representatives of IQ Advisors its general level of profitability (if any), and the profits derived by its affiliates, including MLIM, from operating the Funds. The Board also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Boards concluded that any profits made by IQ Advisors and its affiliates (including MLIM and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Boards also concluded that each Fund benefited from these services.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale. The Boards considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Boards determined that no changes were currently necessary to each Fund’s fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the one-year renewal term of the Management Agreements.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors compared both the services rendered and the fees paid under the Management Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the relatively unique nature of the investment strategies of the Funds and the fact that the peer group of funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Funds. The Boards did not consider compensation paid with respect to accounts other than registered investment companies because IQ Advisors only utilizes each Fund’s strategy in connection with its registered funds. In particular, the Boards of Directors noted that each Fund’s contractual advisory fee rate at a common asset level was lower than the median fee rate of its peer funds.

Conclusion. No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the June 5, 2006 meeting concluded that the advisory fee rate of each Fund was reasonable in relation to the services provided by IQ Advisors to the Funds, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Boards also found the investment advisory fee to be reasonable in comparison to the fees charged by advisers to other funds of similar size. As a result, the Board of Directors of each Fund approved the Management Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

Renewal of Current Investment Subadvisory Agreements

The Board of Directors of each Fund, currently consisting solely of Independent Directors, at a meeting held on June 5, 2006 considered and approved the renewal of the Current Investment Subadvisory Agreement of each Fund (each a “Subadvisory Agreement” and together, the “Subadvisory Agreements”). Each Subadvisory Agreement was considered separately by the relevant Fund’s Directors. Each Fund’s Board of Directors receives, reviews and evaluates information concerning the services and personnel of MLIM, as subadviser to each Fund (the “Subadviser”), and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis is placed on information concerning a Fund’s investment performance at meetings at which a renewal of the Subadvisory Agreements is considered, the process of evaluating MLIM and the Fund’s subadvisory arrangements is an ongoing one.

(a) The nature, extent and quality of services provided by the Subadviser. The Directors reviewed the services that the Subadviser provides to each Fund. In connection with the investment subadvisory services provided to the Funds, the Directors discussed in detail with officers of IQ Advisors and members of the Subadviser’s portfolio management team, the management of each Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that have been entered into on behalf of the Funds. Drawing on their collective industry experience, the Directors discussed each Fund’s investment strategy with representatives from the Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of the Subadviser and its personnel, and the substantial experience of the Subadviser’s portfolio management teams. The Directors also discussed the fact that MLIM would be merging with BlackRock to form a new advisory firm and considered the potential effects such merger may have on the Funds before and after the merger. The Board of Directors of each Fund concluded that the services provided to the Fund by the Subadviser under the Subadvisory Agreement were of a high quality and would continue to benefit the Fund.

(b) Investment performance of the Funds and the Subadviser. The Board of Directors of each Fund considered the innovative nature of the investment strategy of the Fund. The Boards noted that each Fund uses a relatively unique investment strategy and that comparisons of the Fund’s investment performance to the performance of other investment companies was generally not meaningful. The Boards did review each Fund’s investment performance and compared such performance to the performance of a relevant benchmark index. The Directors discussed the degree to which each Fund was achieving its investment objective, noting that each Fund had been in operation for a relatively short period of time. Based on these factors, the Directors determined that the Subadviser continued to be an appropriate subadviser for the Funds.

(c) Cost of the services provided and profits realized by the Subadviser from the relationship with the Funds. The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability to MLIM. The Directors also reviewed and considered a report prepared by independent consultants engaged by the Directors to review and evaluate IQ Advisors’ methodology in calculating the profitability of it and its affiliates. After discussions with the independent consultants, who participated in the meeting, and reviewing their report, the Directors concluded that that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by MLIM to each Fund and the revenue derived by MLIM and its affiliates. The Directors discussed with representatives of MLIM its general level of profitability from serving as Subadviser to the Funds. The Boards considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Boards concluded that MLIM’s profits are acceptable in relation to the nature, extent and quality of services provided.

Each Fund’s Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Funds. The Board of Directors of each Fund concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale. The Boards considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the subadvisory fee rate or structure in order to enable a Fund to participate in these economies of scale. The Directors noted that the Subadviser’s fees are paid by IQ Advisors out of its fees and not by the Funds directly. The Boards noted that, because each Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Boards also noted that each Fund is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the one-year renewal term of the Subadvisory Agreements.

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients. The Boards discussed the services rendered by the Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to the Boards as noted above, including the fact that the subadvisory fee for each Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Boards concluded that the subadvisory fee for each Fund was reasonable for the services being rendered.

Conclusion. No single factor was determinative to the decision of the Boards. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the June 5, 2006 meeting concluded that the subadvisory fee rate was reasonable in relation to the services provided by the Subadviser. As a result, all of the Directors approved the Subadvisory Agreement for each Fund. The Directors were represented by independent legal counsel who assisted them in their deliberations.

APPENDIX F

Names and Principal Occupations of the Officers and Partners of MLIM

The names and principal occupation of officers and the name of the General Partner of MLIM are set forth below.

Name	Principal Occupation
Robert C. Doll, Jr.	President of MLIM/FAM-advised funds; President of FAM and MLIM; President and Director of Princeton Services; Inc., President of Princeton Administrators, L.P.

Donald C. Burke	First Vice President and Treasurer of FAM and MLIM; Senior Vice President, Director and Treasurer of Princeton Services; Inc.; Vice President of FAM Distributors, Inc. (“FAMD”)

Denis Molleur	First Vice President and General Counsel of FAM and MLIM

Alice A. Pellegrino	Secretary of FAM, MLIM, Princeton Services; Inc. and FAMD

Jeffrey Hiller	Chief Compliance Office of FAM and MLIM

Princeton Services, Inc.	General Partner of MLIM

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APPENDIX G

Names and Principal Occupations of the Officers and the Name of the Sole Member of MLIM LLC

The names and principal occupation of officers and the name of the sole member of MLIM LLC are set forth below.

Name	Principal Occupation
Francis M. Porcelli	President and Chief Marketing Officer of MLIM LLC

Curtis W. Snyder	Chief Financial Officer of MLIM LLC

Brian J. Fullerton	Managing Director and Chief Investment Officer of MLIM LLC

Mark P. Coville	Managing Director and Chief Operating Officer of MLIM LLC

Frank J. Marckioni	Managing Director and Head of Fixed Income Product Management of MLIM LLC

Denis R. Molleur	Chief Legal Officer and General Counsel of MLIM LLC

Jeffrey Hiller	First Vice President and Chief Compliance Officer of MLIM LLC

Merrill Lynch Investment Managers, LP	Sole Member of MLIM LLC

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APPENDIX H

Names and Principal Occupations of the Officers and

the Name of the sole Member of IQ Advisors

The names and principal occupation of officers and the name of the sole Member of IQ Advisors are set forth below.

Name	Position with the Funds	Occupation
Mitchell M. Cox	President	IQ Advisors, President; MLPF&S, First Vice President, Head of Global Private Client Market Investments and Origination.

Justin C. Ferri	Vice President	IQ Advisors, Vice President; MLPF&S, Director, Global Private Client Market Investments and Origination.

Donald C. Burke	Vice President, Treasurer and Secretary	IQ Advisors, Vice President, Treasurer and Secretary; First Vice President and Treasurer of MLIM and FAM.

Martin G. Byrne	Chief Legal Officer	ML&Co., First Vice President, Office of General Counsel.

Jeffrey Hiller	Chief Compliance Officer	IQ Advisors, Chief Compliance Officer; Chief Compliance Officer of the IQ Advisors affiliate-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region).

Jay M. Fife	Vice President	IQ Advisors, Vice President and Assistant Treasurer; MLIM, Director.

Colleen R. Rusch	Vice President	IQ Advisors, Vice President; MLPF&S, Director, Global Private Client Market Investments & Origination; MLIM, Director.

Fund Asset Management, L.P.	N/A	Sole Member of IQ Advisors

H-1

APPENDIX I

Funds Advised by IQ Advisors with Similar Investment Objectives

The following table lists certain information regarding funds for which IQ Advisors provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Adviser/ Subadviser	Net Assets ($) as of the Record Date	Management Fee (as a percentage of average daily net assets) (%)
S&P 500® Covered Call Fund Inc.	IQ Advisors/PEA Capital LLC	$313,600,669.90%

Enhanced S&P 500® Covered Call Fund Inc.	IQ Advisors/PEA Capital LLC	$171,337,973.90%

Dow 30SM Premium & Dividend Income Fund Inc.	IQ Advisors/Nuveen Asset Management	$220,428,855.90%

I-1

COMMON STOCK

S&P 500® GEAREDSM FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mrs. Colleen R. Rusch, Mr. Justin C. Ferri and Mr. Jay M. Fife as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of S&P 500® GEAREDSM Fund Inc. (the “Fund”) held of record by the undersigned on June 2, 2006 at the special meeting of stockholders of the Fund to be held on August 15, 2006 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☑ or ☒ in blue or black ink.

Item 1:

APPROVAL OF NEW SUBADVISORY AGREEMENT	FOR THE PROPOSAL ☐	AGAINST THE PROPOSAL ☐	ABSTAIN TO VOTE ON THE PROPOSAL ☐

Item 2:

In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated , 2006

(Signature)

(Signature, if held jointly)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mrs. Colleen R. Rusch, Mr. Justin C. Ferri and Mr. Jay M. Fife as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Small Cap Premium & Dividend Income Fund Inc. (the “Fund”) held of record by the undersigned on June 2, 2006 at the special meeting of stockholders of the Fund to be held on August 15, 2006 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ☑ or ☒ in blue or black ink.

Item 1:

APPROVAL OF NEW SUBADVISORY AGREEMENT	FOR THE PROPOSAL ☐	AGAINST THE PROPOSAL ☐	ABSTAIN TO VOTE ON THE PROPOSAL ☐

Item 2:

In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated , 2006

(Signature)

(Signature, if held jointly)

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

[LETTERHEAD OF WILLKIE FARR & GALLAGHER LLP]

June 28, 2006

VIA EDGAR

John Ganley, Esq.

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Definitive Proxy Materials for
S&P 500® GEAREDSM Fund Inc. (File No. 811-21611) and
Small Cap Premium & Dividend Income Fund Inc. (File No. 811-21746)

Mr. Ganley:

On behalf of S&P 500® GEAREDSM Fund Inc. and Small Cap Premium & Dividend Income Fund Inc. (each, a “Fund” and collectively, the “Funds”), pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, filed herewith are the definitive proxy materials consisting of a Letter to Shareholders, Notice of Special Meeting of Shareholders, Joint Proxy Statement and Form of Proxy to be used in connection with the Special Meetings of Shareholders of the Funds to be held on August 15, 2006.

It is anticipated that copies of the accompanying proxy materials will be mailed to shareholders on or about July 6, 2006.

Per your comments provided on June 23, 2006, we have included a statement in the Joint Proxy Statement regarding the intention of Merrill Lynch & Co., Inc., BlackRock, Inc. and the Funds to comply with the provisions of Section 15(f) of the Investment Company Act of 1940.

Please do not hesitate to contact me at (212) 728-8970 if you have comments or if you require additional information regarding the enclosed materials.

Very truly yours,

/s/ P. Jay Spinola

P. Jay Spinola